EXHIBIT 99(c)

                                                          CVS Corporation

                                                           ONE CVS DRIVE

                                              WOONSOCKET, RHODE ISLAND  02895

                                   PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          CVS CORPORATION ("CVS")

                            -------------------

               The undersigned hereby appoints Stanley P. Goldstein and Thomas
M. Ryan, and each of them, the undersigned's true and lawful proxies, agents and attorneys, each with full power to act without the other and with full power of substitution and revocation, for and on behalf of the undersigned, to vote all the shares of common stock of CVS which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of CVS to be held at 10:00 a.m., New York time, on May 27, 1997, at the offices of CVS, One CVS Drive, Woonsocket, Rhode Island 02895, and at any adjournments or postponements thereof.

               The undersigned hereby ratifies and confirms all that said proxy may lawfully do in the premises, and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt of the notice of and Joint Proxy Statement/Prospectus for said meeting.

               THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED
BELOW.


               TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS, JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED BELOW.




              (CONTINUED, AND TO BE MARKED, DATED AND SIGNED,
                            ON THE OTHER SIDE)

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Please mark
your votes as
indicated in
this example      [X]

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED BELOW. TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

1. Approval of the issuance of shares of common stock in connection with the proposed merger of Revco D.S., Inc. with North Acquisition Corp., a wholly owned subsidiary of CVS Corporation.

   FOR            AGAINST           ABSTAIN
   [   ]          [   ]             [   ]

2. Approval of the proposal to approve and adopt the CVS 1997 Incentive Compensation Plan.

   FOR            AGAINST           ABSTAIN
   [   ]          [   ]             [   ]

3. Approval of the proposal to elect eleven directors for terms expiring in May 1998.

   FOR            WITHHELD
   [   ]          [   ]

4. Approval of the proposal to ratify the appointment of KPMG Peat Marwick LLP as CVS' auditors for the year ending December 31, 1997.

   FOR            AGAINST           ABSTAIN
   [   ]          [   ]             [   ]

5. Approval of any proposal to adjourn or postpone the meeting.

   FOR            AGAINST           ABSTAIN
   [   ]          [   ]             [   ]

6. In their discretion, the proxies and each of them, are authorized to vote in accordance with their judgment upon such other business as may properly come before this meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

This Proxy is solicited on behalf of the Board of Directors. Please mark, sign, date and return this proxy card using the enclosed prepaid envelope. This Proxy must be returned for your shares to be voted at the meeting in accordance with your instructions if you do not plan to attend the meeting and vote in person. Please indicate any change in address.


Signature(s)
             --------------------------------------------------------------
Date
     ----------------------------------------------------------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                                                          CVS Corporation

                                                           ONE CVS DRIVE

                                              WOONSOCKET, RHODE ISLAND  02895

                                   PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          CVS CORPORATION ("CVS")

                            -------------------

               The undersigned hereby instructs The Bank of New York, as trustee*, to vote all the shares of Series One Convertible ESOP Preference Stock (the "ESOP Preference Stock") of CVS which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of CVS to be held at 10:00 a.m., New York Time, on May 27, 1997, at the offices of CVS, One CVS Drive, Woonsocket, Rhode Island 02895, and at any adjournments or postponements thereof.

               The undersigned hereby ratifies and confirms all that said proxy may lawfully do in the premises, and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt of the notice of and Joint Proxy Statement/Prospectus for said meeting.

               THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED
BELOW.

               TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS, JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED BELOW.


* THE BANK OF NEW YORK, AS TRUSTEE, HAS APPOINTED CHASEMELLON SHAREHOLDER SERVICES, LLC AS AGENT TO TALLY THE VOTES.


              (CONTINUED, AND TO BE MARKED, DATED AND SIGNED,
                            ON THE OTHER SIDE)

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                           FOLD AND DETACH HERE


Please mark
your votes as
indicted in
this example      [X]


THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED BELOW. TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

1. Approval of the issuance of shares of Common Stock in connection with the proposed merger of Revco D.S., Inc. with North Acquisition Corp., a wholly owned subsidiary of CVS Corporation.

    FOR           AGAINST           ABSTAIN
    [   ]         [   ]             [   ]

2. Approval of the proposal to approve and adopt the CVS 1997 Incentive Compensation Plan.

   FOR            AGAINST           ABSTAIN
   [   ]          [   ]             [   ]

3. Approval of the proposal to elect eleven directors for terms expiring in May 1998.

   FOR            WITHHELD
   [   ]          [   ]

4. Approval of the proposal to ratify the appointment of KPMG Peat Marwick LLP as CVS' auditors for the year ending December 31, 1997.

    FOR           AGAINST           ABSTAIN
    [   ]         [   ]             [   ]

5.  Approval of any proposal to adjourn or postpone the meeting.

    FOR           AGAINST           ABSTAIN
    [   ]         [   ]             [   ]

6. In its discretion, The Bank of New York, as trustee, is authorized to vote in accordance with its judgment upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

This Proxy is solicited on behalf of the Board of Directors. Please mark, sign, date and return this proxy card using the enclosed prepaid envelope. This Proxy must be returned for your shares to be voted at the meeting in accordance with your instructions if you do not plan to attend the meeting and vote in person. Please indicate any change in address.


Signature(s)
             --------------------------------------------------------------
Date
     ----------------------------------------------------------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                           FOLD AND DETACH HERE